AMENDMENT NO. 14 TO APPENDIX I
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Funds                                                                                          Custodian

Colonial Trust I
                         Colonial High Yield Securities Fund                                   BSD&T
                         Colonial Income Fund                                                  BSD&T
                         Colonial Strategic Income Fund                                        BSD&T
                         Colonial Tax-Managed Growth Fund                                      BSD&T

Colonial Trust II
                         Colonial Government Money Market Fund                                 BSD&T
                         Colonial U.S. Government Fund                                         BSD&T
                         Colonial Short Duration U.S. Government Fund                          BSD&T
                         Colonial Newport Tiger Cub Fund                                       BSD&T
                         Colonial Newport Japan Fund                                           BSD&T

Colonial Trust III
                         Colonial Growth Shares Fund                                           BSD&T
                         The Colonial Fund                                                     BSD&T
                         Colonial Federal Securities Fund                                      BSD&T
                         Colonial Global Equity Fund                                           BSD&T
                         Colonial Global Natural Resources Fund                                BSD&T
                         Colonial International Fund for Growth                                BSD&T
                         Colonial Strategic Balanced Fund                                      BSD&T
                         Colonial Global Utilities Fund                                        SSB&TC

Colonial Trust IV
                         Colonial High Yield Municipal Fund                                    UMB
                         Colonial Intermediate Tax-Exempt Fund                                 UMB
                         Colonial Tax-Exempt Fund                                              UMB
                         Colonial Tax-Exempt Insured Fund                                      UMB
                         Colonial Municipal Money Market Fund                                  UMB
                         Colonial Utilities Fund                                               BSD&T

Colonial Trust V
                         Colonial Massachusetts Tax-Exempt Fund                                UMB
                         Colonial Connecticut Tax-Exempt Fund                                  UMB
                         Colonial California Tax-Exempt Fund                                   UMB
                         Colonial Michigan Tax-Exempt Fund                                     UMB
                         Colonial Minnesota Tax-Exempt Fund                                    UMB
                         Colonial New York Tax-Exempt Fund                                     UMB
                         Colonial North Carolina Tax-Exempt Fund                               UMB
                         Colonial Ohio Tax-Exempt Fund                                         UMB
                         Colonial Florida Tax-Exempt Fund                                      UMB



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Colonial Trust VI        Colonial U.S. Fund for Growth                                         BSD&T
                         Colonial Small Stock Fund                                             BSD&T
                         Colonial Aggressive Growth Fund                                       BSD&T
                         Colonial Equity Income Fund                                           BSD&T
                         Colonial International Equity Fund                                    BSD&T

Colonial Trust VII       Colonial Newport Tiger Fund                                           Brown Brothers
                                                                                               Harriman & Co.

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Effective Date:  December 30, 1996




By:  ____________________________________
       Arthur O. Stern, Secretary for Each Fund


        COLONIAL MANAGEMENT ASSOCIATES, INC.


By:  ____________________________________
       Arthur O. Stern, Executive Vice President


        COLONIAL INVESTORS SERVICE CENTER, INC.


By:  ____________________________________
       Davey S. Scoon, President


S:\FUNDS\GENERAL\CONTRACT\TRANAMEN.DOC